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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2001, relating to the financial statements, which appear in Red Hat, Inc.'s Annual Report on Form 10-K for the year ended February 28, 2001.

Raleigh, North Carolina
October 19, 2001